SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003
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                             J & J SNACK FOODS CORP.
                             ----------------------

             (Exact name of registrant as specified in its charter)

New Jersey                             0-14616               22-1935537
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(State or Other                      (Commission         (I.R.S. Employer
Jurisdiction of Organization)         File Number)       Identification No.)

                   6000 Central Highway, Pennsauken, NJ 08109
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                            Description of Document

99.1                                   Press Release dated November 5, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS


On November 5, 2003, J & J Snack Foods Corp. issued a press release regarding its earnings for the fourth quarter of fiscal 2003 and for the year ended 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J & J SNACK FOODS CORP.

                           By:   /s/   Gerald B. Shreiber
                                 ------------------------

                                 Gerald B. Shreiber
                                 President


                                 /s/   Dennis G. Moore
                                 ---------------------

                                 Dennis G. Moore
                                 Chief Financial Officer

Date: November 5, 2003



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                                  EXHIBIT INDEX

Exhibit Number                        Description

99.1                                  Press Release dated November 5, 2003



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